HILLMAN CAPITAL MANAGEMENT INVESTMENT TRUST

The Hillman Focused Advantage Fund
The Hillman Advantage Equity Fund

Supplement to the Prospectuses

May 20, 2011

This supplement to the prospectuses dated January 28, 2011 for the Hillman Focused Advantage Fund and the Hillman Advantage Equity Fund, each a series of the Hillman Capital Management Investment Trust, updates the prospectuses to include additional information described below.  For further information, please contact the Funds toll-free at 1-800-525-3863.  You may obtain additional copies of the prospectuses, free of charge, by writing to the Funds at Post Office Box 4365, Rocky Mount, North Carolina 27803, or calling the Funds toll-free at the number above.

This supplement is to notify shareholders, potential investors, and other interested parties that the investment objective for the Hillman Advantage Equity Fund will be modified to state that “the Fund seeks long-term capital appreciation.”  The change was approved by the Fund’s Board of Trustees at a meeting on May 19, 2011 and will take effect on July 31, 2011.  All references in the Fund’s prospectuses to its investment objective are hereby amended accordingly.

Investors Should Retain This Supplement for Future Reference